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                                 Exhibit 23.1



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                    /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
June 11, 1996